Exhibit 10.6

THIRD AMENDMENT

TO

NOTE AND WARRANT PURCHASE AGREEMENT

Third Amendment to Note and Warrant Purchase Agreement (this “Amendment”), dated as of November 24, 2011, by and between Lapis Technologies Inc., a Delaware corporation (the “Company”), and UTA Capital LLC, a Delaware limited liability company (the “Purchaser”).

W I T N E S S E T H :

WHEREAS, the Company and the Purchaser entered into a Note and Warrant Purchase Agreement, dated as of July 12, 2011, as amended on August 16, 2011 and as further amended on August 31, 2011 (the “Agreement”), pursuant to which, among other things, the Company agreed to issue to the Purchaser secured promissory notes and warrants, on the terms and subject to the conditions set forth in the Agreement; and

WHEREAS, pursuant to Section 14.4 of the Agreement, the Company and the Purchaser desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:

Section 1.1. Amendment to the Agreement.

(a) Amendment to Section 6.2(a)(i). Section 6.2(a)(i) of the Agreement is hereby deleted in its entirety and restated to read as follows:

“(i) have or incur, or permit any of its Subsidiaries to have or incur any additional Indebtedness, other than (a) the Indebtedness represented by the Notes, (b) Indebtedness disclosed on Schedule 4.29, (c) from and after the Initial Closing until such time, if any, as the Second Closing occurs, (x) Indebtedness secured by subordinated liens for money borrowed by the Company or the Subsidiaries of not more than $6,500,000 (the “Sub Debt Limit”), and (y) guarantees which do not exceed the sum of (I) $2,500,000 plus (II) an amount equal to the Sub Debt Limit less the aggregate principal amount of all Indebtedness (other than unsecured loans issued by the government of Israel to the Company or the Subsidiaries) secured by subordinated liens for money borrowed by the Company or the Subsidiaries outstanding at any time, and (d) from and after the Second Closing, if any, (x) Indebtedness secured by subordinated liens for money borrowed by the Company or the Subsidiaries of not more than $11,000,000 and (y) guarantees which do not exceed $4,500,000; provided, however, that the aggregate additional Indebtedness that the Company and its Subsidiaries are permitted to incur in accordance with this Section 6.2(a) shall be increased by an amount equal to 50% of the amount of principal on the Notes repaid by the Company to the Purchaser;”

Section 1.2 Miscellaneous.

(a) Reference to and Effect on the Agreement. This Amendment modifies the Agreement to the extent set forth herein, is hereby incorporated by reference into the Agreement and is made a part thereof. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed.

(b) Execution. This Amendment may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

(c) Entire Agreement. This Amendment and the Transaction Documents (as defined in the Agreement), together with the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(d) Governing Law; Venue; Waiver of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF TO THE EXTENT THAT THE GENERAL APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE COMPANY AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR PURCHASER HEREUNDER, ARISING FROM OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

THE COMPANY:

LAPIS TECHNOLOGIES, INC.

By:	/s/ David Lucatz
	Name:	David Lucatz
	Title:	President and Chief Executive Officer

Address:
70 Kinderkamack Road
Emerson, New Jersey
07630
Email Address: david@dl-capital.com
Facsimile Number: 9723-533-5129

PURCHASER:

UTA CAPITAL LLC
By:	YZT Management LLC, its Managing Member

By:	/s/ Udi Toledano
	Name:	Udi Toledano
	Title:	Managing Member

Address:
100 Executive Drive
Suite 330
West Orange, NJ 07052
Email Address: udi@aatcap.com
Facsimile Number: 973-736-0201